SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                January 24, 2003
                                Date of Report
                        (Date of earliest Event reported)

                          AMERICAN HOMESTAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)

           000-24210                                      76-0070846
   (Commission File Number)                 (IRS Employer Identification Number)


        2450 South Shore Boulevard, Suite 300, League City, Texas 77573
             (Address of Principal Executive Offices and Zip Code)

                                 (281) 334-9700
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.   OTHER EVENTS.

     On January 24, 2003, American Homestar Corporation (the "Company") announced that Deborah Midanek has resigned from its Board of Directors and that Ellis McKinley, Jr., has been elected to its Board of Directors. Mr. McKinley was also elected to serve on the Audit Committee of the Board and to serve as Chairman of the Compensation Committee. Richard Grasso, currently a director of the Company, will succeed Ms. Midanek as Chairman of the Board of Directors.

     A copy of the press release issued by the Company is attached hereto as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          99.1      Press Release Dated January 24, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              American Homestar Corporation
                              (Registrant)

Date: January 24, 2003        By: /s/ Craig A. Reynolds
                                 -----------------------------------------------
                                    Craig A. Reynolds, Executive Vice President,
                                    Chief Financial Officer, and Secretary
                                    (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBITS


EXHIBIT     DESCRIPTION
NUMBER
-------     -----------

99.1        Press Release Dated January 24, 2003



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